Segmented Information	11 Months Ended
Jun. 06, 2011
Segmented Information

Note 12	Segmented Information

For the six months year-to-date period ended June 30, 2011 and for the three month Second Fiscal Quarter period ended March 31, 2011 the details of identifiable revenues by geographic segments are as follows:

	June 30, 2011	March 31, 2010
Asia	$0	$0
Middle East	5,250	3,500

Total Revenues per Quarter Period	$5,250	$3,500